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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                                  ------------


                               724 SOLUTIONS INC.
               (Exact name of registrant as specified in charter)

       ONTARIO, CANADA               000-31146                 INAPPLICABLE
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                          4101 Yonge Street, Suite 702
                             Toronto, Canada M2P 1N6
                    (Address of principal executive offices)

                                 (416) 226-2900
               (Registrant's telephone no., including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1 Press Release, dated July 30, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 30, 2003, 724 Solutions Inc. (the "Company") announced via press release the Company's results for the three and six months ended June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit
99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

         The press release contains non-GAAP financial measures, as such term is used under Regulation G adopted by the Securities and Exchange Commission effective March 28, 2003. Pro forma net loss for the period has been reconciled to the GAAP numbers herein. The Company believes that the presentation of pro forma numbers is useful to investors and analysts because this information may assist them in evaluating the Company's ongoing cost structure and cash flows. The presentation of pro forma results is consistent with our past practice and what we believe to be accepted industry practice.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 724 SOLUTIONS INC.



                                 By:   /S/ GLENN BARRETT
                                       -----------------------------------------
                                       Name: Glenn Barrett
                                       Title: Chief Financial Officer and
                                       Senior Vice President, Corporate Services


Date:  July 30, 2003